Crawford & Company William Blair Toronto and Montreal June 17-18, 2014

• Forward-Looking Statements —This presentation contains forward-looking statements, including statements about the future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company’s present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company’s reports filed with the United States Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company’s website at www.crawfordandcompany.com. —Crawford’s business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of claims and revenue for the Company, are generally not subject to accurate forecasting. —In recent periods the Company has derived a material portion of its revenues and operating earnings from a limited number of client engagements and special projects within its Legal Settlement Administration and EMEA/AP segments, specifically their work on the gulf-related class action settlement and Thailand flooding claims. These projects continue to wind down and management expects revenues, and related operating earnings from these projects, to continue to be at a reduced rate through the remainder of 2014 as compared to 2013 levels. No assurances of timing of the project end dates and, therefore, continued revenues or operating earnings, can be provided. In the event the Company is unable to replace revenues and related operating earnings from these projects as they wind down, or upon the termination or other expiration thereof, with revenues and operating earnings from new projects and customers within this or other segments, there could be a material adverse effect on the Company's results of operations. • Revenues Before Reimbursements (“Revenues”) —Revenues Before Reimbursements are referred to as “Revenues” in both consolidated and segment charts, bullets and tables throughout this presentation. • Segment and Consolidated Operating Earnings —Under the Financial Accounting Standards Board’s Accounting Standards Codification ("ASC") Topic 280, “Segment Reporting,” the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings exclude income taxes, interest expense, amortization of customer-relationship intangible assets, stock option expense, earnings or loss attributable to non-controlling interests, and certain unallocated corporate and shared costs and credits. Consolidated operating earnings is the total of segment operating earnings and certain unallocated and shared costs and credits. • Earnings Per Share —The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock (“CRDA”) than on the voting Class B Common Stock (“CRDB”), subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of CRDA must receive the same type and amount of consideration as holders of CRDB, unless different consideration is approved by the holders of 75% of CRDA, voting as a class. —In certain periods, the Company has paid a higher dividend on CRDA than on CRDB. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by the guidance in ASC Topic 260 - "Earnings Per Share". The two- class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. • Non-GAAP Financial Information —For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION 2

Crawford & Company at a Glance at market close May 31, 2014 Exchange/Tickers: NYSE: CRDA and CRDB Trailing 52 week High/Low: CRDA: $4.82-$10.03 CRDB: $5.62-$12.22 Market Capitalization : $487.8 million Shares Outstanding: 54,959,206 Quarterly Dividend: CRDA: $0.05/share CRDB: $0.04/share Analyst Coverage: Adam Klauber, William Blair Greg Peters, Raymond James Mark Hughes, SunTrust 3 Source: Bloomberg

A Business Services Leader Since 1941  The world’s largest independent provider of global claims management solutions  Multiple globally recognized brand names: Crawford, Broadspire, GCG  Clients include multinational insurance carriers, brokers and local insurance firms as well as over 200 of the Fortune 500 EMEA-A/P Americas Broadspire Legal Settlement Administration Serves the U.K., European, Middle Eastern, African and Asia Pacific markets Serves the U.S., Canadian and Latin American markets Serves large national accounts, carriers and self- insured entities Provides administration for class action settlements and bankruptcy matters 4

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Crawford Provides More Than Claims Services P&C outsourced claims services provided about $579 million, or 50%, of 2013 Crawford revenue • Claims services is a mature business in most geographies • Revenues are driven by claims volume, which is affected by regional economies, economic growth • Severe weather and natural disasters can create volatility in claims volume • Global Technical Services is the leader in mega-claims $584 million, or 50%, was derived from higher- value added business services • Business Process Outsourcing (BPO) • Third Party Administration • Managed Repair Services • Legal Settlement Administration • Consulting • Medical Management • Analytics • Forensic Accounting Approximate 2013 Revenue Mix $ in millions Consulting BPO Claims Services $579 $431 $153 6

Recognized for Award Winning Technology & Service Six Consecutive Years! 7

Consolidated Operating Earnings Revenues Revenues • Revenues grew 20% from 2009 to 2013 • Improved diversification of revenue streams • Growth in EMEA/AP, Contractor Connection and Legal Settlement Administration Operating Earnings • Consolidated operating earnings increased 78% from 2009 to 2013 • Technology innovation drives operating earnings gains • Turnaround in Broadspire Unaudited ($ in millions) For the years ended December 31, Driving Performance With Disciplined Strategy $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 2009 2010 2011 2012 2013 2014G* $30 $40 $50 $60 $70 $80 $90 $100 $110 $120 2009 2010 2011 2012 2013 2014G**Midpoint of Company’s May 5, 2014 guidance 8

Improving Balance Sheet Supports Return to Shareholders 9  Debt reduced by $43.6 million, or 24% from 2009 through 2013  Pension risk management program driving positive results  Material improvement in cash flow from both operations and working capital management  Net debt of $61.7 million at December 31, 2013 $- $50 $100 $150 $200 $250 2009 2010 2011 2012 2013 Consolidated Debt/Cash $ in millions Debt Cash $- $50 $100 $150 $200 $250 2009 2010 2011 2012 2013 Pension Deficit $ in millions $- $20 $40 $60 $80 $100 2009 2010 2011 2012 2013 Cash Provided by Operations $ in millions

Growth Opportunities

$1.2 Billion in Revenues 700 Locations 70+ Countries 8,500 Employees Global Market Coverage 11

Why Are Claims Important? Factors 2013 Rank 2011 Rank 2009 Rank 2007 Rank Claims service & settlement 1 3 3 4 Financial stability / rating 2 1 1 1 Value for money / price 3 2 2 2 Industry experience 4 4 5 6 Capacity 5 7 4 Not Ranked Long-term relationship 6 6 6 Not Ranked Flexibility / innovation / creativity 7 8 7 3 Ability to deliver a global program 8 9 8 8 Speed and quality of documentation 9 10 10 5 Risk control and engineering 10 Not Ranked Not Ranked Not Ranked How important are the following to you in your choice of insurers? (Rank 1-10; with 1 = highest priority) A recent industry survey asked: 12 Source: AON

Americas $0 $50 $100 $150 $200 $250 U.S. Canada Latin America Revenues by Geographic Region ($ in millions) 2013 vs. 2012 0 100,000 200,000 300,000 400,000 500,000 U.S. Canada Latin America Americas Cases Received At a glance: 2013 Revenues: $342 million 2013 Operating earnings: $18.5 million Market presence No. 1 or 2 market share in North American vertical: U.S., Canada and Latin American markets Fully integrated services with market leading technology provides response capability for CAT events like Superstorm Sandy and Canadian flooding Growth and Innovation Contractor Connection is an industry-leading managed repair solution with a network of nearly 5,000 contractors in the U.S. and Canada Experience BPO solutions for Property & Casualty carriers in North America 13

Crawford Contractor Connection℠ Contractor Connection is a technology-enabled BPO platform and best-in-class industry leader of contractor managed repair networks for residential and commercial losses.  North American network of nearly 5,000 general and specialty contractors  Fully credentialed contractor network ensures customers’ protection and security  Recognized by J.D. Power as #1 emergency service provider in recent study  Additionally, 4 of the top 5 carriers rated by J.D. Power for customer satisfaction partner with Contractor Connection  Approximately 250,000 assignments per year and growing rapidly with approximately $1.5 billion in estimates  200+ staff dedicated to providing exceptional customer service and delivering increased policyholder satisfaction  Expanding rapidly into new markets, such as consumer services, real estate and financial markets, all with global opportunities 14 14

Source: KPMG Analysis, SNL Financial, and Industry Expert Interviews Shift to Direct Repair Networks Direct-to-repair through Managed Networks “Addressable” carrier P&C volume of claims (US) 0.0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 06 07 08 09 10 11 12 13 14F P & C C la im V o lumes ( m ill io n s ) P & C C la im V o lumes ( m ill io n s ) P & C C la im V o lumes ( m ill io n s ) P & C C la im V o lumes ( m ill io n s ) Carriers are driving the growth of the “addressable” market for independently managed repair networks to increase customer satisfaction and drive cost out of the claims process “The concept of “managed networks” are gaining traction with carriers, preferred and guaranteed contractor networks are where the industry is heading” -Former Chief Claims Officer 15 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 06 07 08 09 10 11 12 13 14F P & C C la im V o lumes ( m ill io n s )

EMEA/AP $0 $20 $40 $60 $80 $100 $120 $140 $160 U.K. CEMEA Asia-Pacific Revenues by Geographic Region ($ in millions) 0 50,000 100,000 150,000 200,000 250,000 U.K. CEMEA Asia-Pacific EMEA/AP Cases Received 2013 vs. 2012 At a glance: 2013 Revenues: $350 million 2013 Operating earnings: $32.2 million Global event response Global resources enable the ability to service the largest multinational corporations, global insurers and brokers Market leader in responding to global catastrophic events Growth opportunities in specialty areas Global Technical Services (GTS) brings unique resources to high value/complex claims Investment in specialty markets including aviation, marine, forensic accounting and oil and energy Named Lloyd’s of London strategic partner for volume claim services 16

Investment in Speciality Business Platforms Global Technical Services  A global resource that serves reinsurers, international corporate market, Lloyd’s syndicates as well as captives, risk managers and their brokers  The definitive solution for large, complex claims ($500,000+), embracing catastrophic and complex claims, high value property and casualty claims as well as construction, power & engineering, pharmaceutical etc.  World-class professionals, infrastructure and leadership provide the industry’s largest network to manage large complex losses anywhere on the globe  425 fully accredited International Executive General Adjusters deployed in 45 countries  Consolidated aggregation of data for trend analysis, predictive modeling and strategic planning 17

Natural Catastrophes Worldwide 1980 – 2013 Natural catastrophes per year more than doubled over period Crawford is uniquely positioned to respond on a global basis Meteorological events (Storm) Hydrological events (Flood, mass movement) Climatological events (Extreme temperature, drought, forest fire) Geophysical events (Earthquake, tsunami, volcanic eruption) 18 © 2014 Munich Re Source: Geo Risks Research, NatCatSERVICE – As at January 2014 Number of loss events 1980-2013 1,000 800 600 400 200 0 1980 1985 1990 1995 2000 2005 2010

Broadspire $0 $20 $40 $60 $80 $100 $120 $140 Worker's Comp. Casualty Other Revenues by Service Line ($ in millions) 0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 Worker's Comp. Medical Mgmt. Risk Mgmt. Info. Svcs. Broadspire Cases Received 2013 vs. 2012 At a glance: 2013 Revenues: $252 million 2013 Operating earnings: $8.3 million Delivering profitable growth Leading third party administrator (TPA) for workers’ compensation, liability, medical management, and integrated disability management Flexible programs with quantifiable outcomes measurement Technology and analytics Proficient in data analysis, tool building, predictive modeling and clinical analytics Single source claim system unifies intake, administration and RMIS systems Growing markets Market leading medical management capabilities Launched international TPA hubs, creating a global platform with the ability to handle claims worldwide 19

Investment in Medical Management Platforms • Medical costs are currently 60% of workers compensation cost and are estimated to be over 70% by 2016, increasing the importance of effective medical cost containment. • Broadspire case managers proactively manage medical treatment in the rehabilitation process, enabling our clients’ employees to recover as quickly as possible in the most cost-effective manner. • Healthcare reform is expected to increase activity in the healthcare market overall, which could negatively impact access to providers and slow return to work, which could increase medical and workers compensation cost and potentially increase claims frequency. • Broadspire’s in-house integrated model provides services to mitigate increasing medical costs, ultimately decreasing our clients’ overall loss costs. This is a key element of Broadspire’s value proposition to clients. 20

Investment in Global Broadspire TPA Capabilities Broadspire has created strategic international TPA hubs to become the world’s first truly global TPA, providing a trusted, worldwide brand to meet the specialized needs of global Fortune 500 clients Through a Crawford network of 700 offices in 70 countries, Broadspire offers global account management, control and compliance for global programs through: • Central billing, financial administration and treasury management • Control of all claims around the world • Easily accessible, customized global management information • One point of contact for account management • One online claims system used in all countries 21

Legal Settlement Administration $0 $50 $100 $150 $200 $250 2013 2012 Revenues ($ in millions) At a glance: 2013 Revenues: $219 million 2013 Operating earnings: $46.8 million Garden City Group (GCG) provides: • Class Action Services providing technology-intensive administrative services for counsel and corporate defendants to expedite high-volume class action settlements • Bankruptcy Services offers cost-effective, end-to-end solutions for managing the administration of bankruptcy under Chapter 11 • Mass Tort Services designs and delivers customized administration plans including medical devices, pharmaceutical, toxic waste and environmental catastrophes • GCG Communications specializes in legal notice programs Market Leader: • Best Claims Administrator, New York Law Journal for 2010-2012 • 2013 programs included 7 of 12 largest securities settlements according to Institutional Shareholder Services, Inc. (ISS) • GCG has administered more than half of the top 25 cases of all time and more billion-dollar settlements than all the other administrators combined according to ISS $0 $10 $20 $30 $40 $50 $60 $70 2013 2012 Operating Earnings ($ in millions) 22

Garden City Group Ranks First Among Claims Administrators 23 Garden City Group (37), $21.3 Gilardi & Co. (22), $15.5 Heffler Radetich & Saitta (7), $4.7 Rust Consulting (9), $3.8 BMC Group (4), $1.9 Others (21), $3.3 Top 100 Cases Handled Total Amount Settled: $50.5 billion Source: Securities Class Action Services Report, Most Frequent Claims Administrators in SCAS 100, Jan. 2013 Chart numbers reference (number of top 100 cases) and settlement amount in billions of dollars of such cases

Enhance Shareholder Returns

Capital Structure and Governance Class A and B Shares: As of May 31, 2014, there were approximately 30.3 million shares of Class A Common Stock and 24.7 million shares of Class B Common Stock outstanding. The two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock than on the voting Class B Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and amount of consideration as holders of Class B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common Stock, voting as a class. Insider Ownership: The Jesse C. Crawford family beneficially owned 39.5% of outstanding Class A shares and 52.0% of outstanding Class B shares as of March 10, 2014. Board Diversification and Makeup: Eight of nine members are independent, with the exception of the CEO, Jeff Bowman. CEO and chairman roles are split, with the Company maintaining an independent chairman. 25

Dividends: • In 2013, Crawford paid dividends of $0.18 per share on CRDA and $0.14 per share on CRDB • In 2014, Crawford has paid a dividend of $0.05 on CRDA and $0.04 on CRDB and declared a second comparable dividend payable on June 6 Share Repurchases: • From inception through May 31, 2014, Crawford has repurchased 1,443,820 shares of CRDA at an average cost of $6.08 per share and 7,000 shares of CRDB at an average cost of $3.83 per share TTM Total Return (ended 5/31/2014): • CRDA price increased 57.7%. Total return was 61.8% • CRDB price increased 44.1%. Total return was 46.7% Shareholder Returns 26 TTM Total Return Source: Bloomberg

Management Alignment with Shareholders Short-Term Incentive Compensation Plan Matrix: Metric: Weight: Revenues 30% Operating Earnings 25% Operating Margin 25% DSO 20% 27 Stock Ownership Guidelines: Multiple of Officer: Base Salary: President/CEO 3x CFO/EVPs 2x  Balanced short and long term compensation system focused on strategic priorities and aligned with shareholders  Long-term incentive compensation plan based on three-year EPS performance tied to the Company’s strategic plan

Conclusion

On May 5, 2014 Crawford & Company revised its guidance range for 2014 as follows: Year ending December 31, 2014 Low End High End Consolidated revenues before reimbursements $1.08 $1.12 billion Consolidated operating earnings $84.0 $98.5 million Consolidated cash provided by operating activities $50.0 $60.0 million Consolidated net income attributable to shareholders of Crawford & Company $46.5 $54.0 million Diluted earnings per share--CRDA $0.84 $0.99 per share Diluted earnings per share--CRDB $0.80 $0.95 per share 2014 Guidance 29

30 • Grow business pipeline and increase 2014 revenues through broader market coverage, investment in new business platforms, and launch of new products • Implement cost initiatives to further increase operating efficiencies across the globe • Create a global GTS powerhouse by adding world-class adjusters and further expanding our industry-leading breadth of services • Enhance our data management and analytics capabilities by leveraging the Risk Sciences Group and developing our data analytics consulting business 2014 Operational Focus

Global Footprint World’s Largest Independent Provider of Claims Management Solutions Global BPO Platform Global Catastrophe Response Innovative Technology Platforms Analytics RiskTech Risk Sciences Group/Dmitri Global Claims Management System (CMS) Command Center Specialized Resources Legal Settlement Administration (GCG) Global Technical Services (GTS) Medical Cost Containment Contractor Connection Crawford Specialty Markets Gaining Market Share North American Vertical Global Consolidation of TPA Vendors Emerging Asia Pacific & Latin American Markets Crawford is Positioned for Shareholder Returns 31

Appendix

Appendix: Non-GAAP Financial Information Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include the GAAP-required gross up of our revenues and expenses for these pass-through reimbursed expenses. The amounts of reimbursed expenses and related revenues offset each other in our consolidated results of operations with no impact to our net income or operating earnings (loss). Unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker (“CODM”) to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operation decision maker use. Consolidated operating earnings (loss) represent segment earnings (loss) including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, special charges and credits, income taxes, and net income or loss attributable to noncontrolling interests. Net debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company’s debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. 33

Reconciliation of Non-GAAP Items

Unaudited ($ in millions)	2009	2010	2011	2012	2013	2014G*
Revenues Before Reimbursements						
Total Revenues	$ 1,048	$ 1,111	$ 1,211	$ 1,266	$ 1,253	$ 1,190
Reimbursements	(78)	(81)	(86)	(89)	(90)	(90)
Revenues Before Reimbursements	$ 970	$ 1,030	$ 1,125	$ 1,177	$ 1,163	$ 1,100

Unaudited ($ in thousands)	2009	2010	2011	2012	2013	2014G*
Operating Earnings:						
Americas	$ 29,394	$ 20,748	$ 20,007	$ 11,878	$ 18,532	
EMEA/AP	23,401	24,828	28,096	48,481	32,158	
Broadspire	(1,602)	(11,712)	(11,417)	21	8,245	
Legal Settlement Administration	13,130	47,661	51,307	60,284	46,752	
Unallocated corporate and shared costs and credits	(10,996)	(5,841)	(9,403)	(10,504)	(10,829)	
Consolidated Operating Earnings	53,327	75,684	78,590	110,160	94,858	91,250
Deduct:						
Net corporate interest expense	(14,166)	(15,002)	(15,911)	(8,607)	(6,423)	(5,700)
Stock option expense	(914)	(761)	(450)	(408)	(948)	(800)
Amortization expense	(5,994)	(5,995)	(6,177)	(6,373)	(6,385)	(6,400)
Special charges and credits	(4,059)	(4,650)	2,379	(11,332)	—	—
Goodwill and intangible asset impairment charges	(140,945)	(10,788)	—	—	—	—
Income taxes	(2,618)	(9,712)	(12,739)	(33,686)	(29,766)	(25,500)
Net Income Attributable to Non-Controlling Interests	(314)	(448)	(288)	(866)	(358)	(2,600)
Net Income Attributable to Shareholders of Crawford & Company	$ (115,683)	$ 28,328	$ 45,404	$ 48,888	$ 50,978	$ 50,250

* Midpoint of Company's May 5, 2014 guidance

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35 Reconciliation of Non-GAAP Items (cont.) Unaudited ($ in thousands) 2009 2010 2011 2012 2013 Net Debt Short-term borrowings 32$ $ — 1,794$ 13,275$ 35,000$ Current installments of long-term debt and capital leases 8,189 2,891 410 838 875 Long-term debt and capital leases, less current installments 173,061 220,437 211,983 152,293 101,770 Total debt 181,282 223,328 214,187 166,406 137,645 Less: Cash and cash equivalents 70,354 93,540 77,613 71,157 75,953 Net debt 110,928$ 129,788$ 136,574$ 95,249$ 61,692$

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